Securities Act Registration No. 2-61740
                               Investment Company Act Registration No. 811-13834


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

Post-Effective Amendment No. 27                                           /X/

Registration Statement Under the Investment Company Act of 1940           /X/

         Amendment No. 26                                                 /X/

                               COPLEY FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

         25 SUNRISE AVENUE, PALM BEACH, FL                             33480
         (Address of Registrant's Principal Executive Office)        (Zip Code)

                                                   (407) 665-8050
               Registrant's Telephone Number, Including Area Code

                            Irving Levine, President
                    245 SUNRISE AVENUE, PALM BEACH, FL 33480
                     (Name and Address of Agent for Service)

                                    Copy to:

                            Thomas C. Henry, Esquire
                                 Roberts & Henry
                                  P.O. Box 1138
                             St. Michaels, MD 21663

Approximate Date of Proposed Public Offering: As soon as practicable after this Amendment become effective.

It is proposed that his filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[X] on January 18, 2000 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)
[ ] on [date] pursuant to paragraph (a) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant hereby incorporates herein by this reference thereto Post-Effective Amendment No. 26 to Registration Statement No.2-61740 and Post-Effective Amendment No. 25 to Registration Statement No. 811-13834 filed on or about January 16, 2000.

Item 23.          (a) Financial Statements:

                  Semi-Annual Report dated August 31, 1999.

Semi-Annual Report                                             August 31, 1999



                                COPLEY FUND, INC.
                                 A No-Load Fund

COPLEY FUND, INC.

Copley Financial Services Corp. - Investment Manager
P.O. Box 3287 - Fall River, Massachusetts 02722 - (508) 674-8459

                                                         October 14, 1999
Dear Fellow Shareholder:

         Lately the Securities and Exchange Commission has been putting stress on the independence and unselfish dedication to shareholders of Mutual Fund directors. Our board of Burton S. Stern, Albert Resnick, M.D., and Kenneth Joblon are truly independent and capable and dedicated to and for the benefit of the shareholders.
         Burton Stern, a large independent investor and a founding board member, had served on the Boards of Zayre and TJX Corporations for many years and has been a great advisor re investments and our operating retail division. Albert Resnick, M.D., a large independent investor and a founding board member has been invaluable re his knowledge of financial institutions and their investment trends. Kenneth Joblon who came on board following the death of founding board member George Goldman, is the head of a large textile manufacturing operation. His advice and guidance re our various operations have been invaluable.
         I, as the largest stockholder of Copley Fund, Inc., and our great board bend every effort to operate or the total benefit of the shareholder. I am sure the SEC will recognize this when called upon. Most of our large investors regard Copley Fund as a safe investment anchor leaving them free to pursue more aggressive investments if they so choose. They are comfortable with our philosophy of investing in stocks that mostly pay high dividends thus flooring our net asset value as we cannot go below the basic yield of our portfolio represent interest rates. Also the thrust of our dividends add to our net asset values every month. Do keep in mind because we do not distribute dividends or capital gains we have on average a 3% difference of net asset value (after taxes to individual investors) than most other stock funds, i.e. if a fund has gained 13% and Copley Fund 10% the two funds are probably equal in after-tax return.
         Our investment approach which we believe gives us the least amount of risk of most stock funds has lead to the following very respectable record.

     1984*.......................................+23.9 %   (TOP PERFORMING
                                                             FUND IN 1984)

     1985..........................................+25 %
     1986..........................................+18 %
     1987...........................................-8 %
     1988..........................................+20 %
     1989..........................................+16 %  (Including a reserve for taxes on
                                                           unrealized gains.)
     1990...........................................-2 %
     1991..........................................+18 %

*Calendar Years

     1992..........................................+18%
     1993..........................................+10%
     1994..........................................- 7%
     1995..........................................+26%
     1997..........................................+ 5%
     1998..........................................+14%
     1999........................................-1.67% (August 31, 1999)

           Many of our stocks are in the midst of mergers such as Atlantic Richfield, Exxon Mobil, (Bell Atlantic and Ameritech just completed), Eastern Utilities, Kansas City Power and Light, Western Resources, New Century, New England Electric, Carolina Power, Florida Progress, Wicor, Conn. Natural Gas, Connecticut Energy, U.S. West, and others. We believe most of these mergers when completed will lead to significant increases in net asset values.

           The volatility of the present markets has been of great concern to most investors who have seen the Dow Jones average go from 11,200 to 10,000. Copley operates in a much narrower range as we are floored by our dividend paying stocks even though these are out of favor with many investors who would rather take big risks in order to "hit the long ball." A Copley investor would rather sleep nights knowing we or she will participate in a safe measure of growth.

           Our operating division is completing contracts to sell mattresses and ancillary merchandise over the Internet in a joint venture with Emattress.com. We believe this will add to the profits of our operating division.

           We are expanding our shoe merchandising division which also should result in further operating profits.

           Thus we are optimistic for the future of Copley Fund. We believe our sane and logical approach will result in continued increases in value with minimal amount of risk.

           Our thanks to our Board and to our shareholders for their support throughout our twenty years of operation.

                                               Cordially,

                                               /s/  Irvine Levine
                                               Irvine Levine
                                               PRESIDENT

                        COPLEY FUND, INC. PER SHARE VALUE

CALENDAR YEARS ENDED DECEMBER 31, 1998
PERIOD ENDED SEPTEMBER 30, 1999

                           ACCOUNTANT'S REVIEW REPORT

Shareholders and Board of Directors
Copley Fund, Inc.
Palm Beach, Florida

           I have made a review of the accompanying statement of assets and liabilities, including the portfolio of investments, of Copley Fund, Inc., as of August 31, 1999, and the related statement of operations, the statement of cash flows, the statement of changes in net assets, and the selected per share data and ratios for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these statements is the representation of the management of Copley Fund, Inc.

           A review of interim financial information consists principally of obtaining an understanding of the system for the preparation of interim financial information, applying analytical review procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

           Based upon my review, I am not aware of any material modifications that should be made to the financial statements referred to above for them to be in conformity with generally accepted accounting principles.

           I have previously audited, in accordance with generally accepted auditing standards, the statement of assets and liabilities as of February 28, 1999 and the related financial statements and cash flows for the year then ended (not presented in full herein); and in my report of April 22, 1999, I expressed an unqualified opinion on those financial statements.

ROY G. HALE
Certified Public Accountant
La Plata, Maryland
October 13,1999

                                COPLEY FUND, INC.

                            PORTFOLIO OF INVESTMENTS
                                 August 31, 1999
                                   (Unaudited)


                                                                              NUMBER OF
                                                                               SHARES        VALUE
                                                                               ------        -----
           COMMON STOCKS - 100.00%

DIVERSIFIED UTILITY COMPANIES - 13.36%
           Alliant Energy Corp.........................................       20,000        $ 578,750
           Dominion Resources, Inc.....................................       30,000        1,387,500
           Eastern Utilities Associates................................       25,000          748,438
           Florida Progress............................................       35,000        1,638,437
           FPL Group...................................................       55,000        2,970,000
           GPU, Inc....................................................       35,000        1,194,375
           LG & E Energy Corp..........................................       80,000        1,840,000
           Texas Utilities Co..........................................       25,000        1,010,938
                                                                                          -----------
           ............................................................                    11,368,438
                                                                                           ----------

ELECTRIC AND GAS - 14.28%
           American Electric Power.....................................       55,000        1,997,187
           Carolina Power & Light Co...................................       60,000        2,182,500
           Connectiv, Inc..............................................       32,500          738,750
           First Energy Corp...........................................       40,000        1,142,500
           Kansas City Power & Light Co................................       40,000          962,500
           New Century Energy, Inc.....................................       45,000        1,625,625
           SCANA, Corp.................................................       50,000        1,250,000
           Sempra Energy, Inc..........................................       45,000        1,004,063
           UtiliCorp United, Inc.......................................       45,000        1,043,437
           Western Resources, Inc......................................        8,511          203,200
                                                                                         ------------
           ............................................................                    12,149,762
                                                                                           ----------

ELECTRIC POWER COMPANIES - 12.96%
           Allegheny Energy, Inc.......................................       45,000        1,518,750
           Ameren Corporation..........................................       50,000        2,003,125
           DTE Energy Company..........................................       55,000        2,193,125
           Nstar.......................................................       22,000          950,125
           New England Electric System.................................       35,000        1,826,562
           Pennsylvania Power & Light Co...............................       50,000        1,400,000
           PECO Energy Co..............................................       11,600          471,250
           Potomac Electric Power Co...................................       25,000          662,500
                                                                                         ------------
           ............................................................                  $ 11,025,437
                                                                                         ------------

                                    Continued

See Accountant's Review Report.
The accompanying notes are an integral part of the financial statements.


                                        5






                                COPLEY FUND, INC.

                            PORTFOLIO OF INVESTMENTS
                                 August 31, 1999
                                   (Unaudited)
                                                                             NUMBER OF
                                                                               SHARES        VALUE
                                                                               ------        -----
GAS UTILITIES & SUPPLIES - 12.78%
           Colonial Gas Co.............................................       50,000     $  1,865,625
           Connecticut Energy Corp.....................................       20,000          747,500
           CTG Resources, Inc..........................................       27,000          966,938
           Delta Natural Gas Co........................................       15,000          266,250
           Keyspan Energy Corp.........................................       40,000        1,180,000
           New Jersey Resources Corp...................................       25,000          968,750
           Northwest Natural Gas Co..................................         30,000          750,000
           Peoples Energy Corp.........................................       25,000          910,937
           Washington Gas Light Co.....................................       33,000          880,457
           Wicor, Inc..................................................       80,000        2,340,000
                                                                                          -----------
           ............................................................                    10,876,457
                                                                                          -----------

HYDRO ELECTRIC - 1.10%
           Idaho Power Co..............................................       30,000          939,375

DRUG COMPANIES - 9.60%
           Bristol Myers Squibb Co.....................................      100,000        7,037,500
           Pfizer, Inc.................................................       30,000        1,132,500
                                                                                          -----------
           ............................................................                     8,170,000
                                                                                          -----------

BANKING - 3.36%
           Morgan J.P. & Co............................................       10,000        1,291,875
           PNC Bank Corporation........................................       30,000        1,569,375
                                                                                           ----------
           ............................................................                     2,861,250
                                                                                           ----------

INSURANCE - 1.28%
           Gallagher, Arthur J. & Company..............................       20,000        1,092,500
                                                                                           ----------

MANUFACTURING - CAPITAL GOODS - 1.13%
           Xerox Corp..................................................       20,000          958,750
                                                                                          -----------

MANUFACTURING - OTHER - 0.96%
           International Flavors & Fragrances..........................       20,000        $ 815,000
                                                                                            ---------



See Accountant's Review Report.
The accompanying notes are an integral part of the financial statements.

                                        6






                                COPLEY FUND, INC.

                            PORTFOLIO OF INVESTMENTS
                                 August 31, 1999
                                   (Unaudited)
                                                                             NUMBER OF
                                                                              SHARES        VALUE
                                                                              ------        -----
OILS - 9.39%
           Atlantic Richfield Co.......................................       15,000     $  1,319,062
           Exxon Corp..................................................       24,000        1,893,000
           Mobil Corp..................................................       22,000        2,252,250
           Sunco, Inc..................................................       18,996          618,557
           Texaco, Inc.................................................       30,000       1 ,905,000
                                                                                          -----------
           ............................................................                     7,987,869
                                                                                          -----------

RETAIL - 1.91%
           Penney (J.C.), Inc..........................................       20,000          725,000
           Wal-Mart Stores, Inc........................................       20,000          886,250
                                                                                           ----------
           ............................................................                     1,611,250
                                                                                           ----------

TELEPHONE - 17.89%
           Ameritech Corp..............................................       53,920        3,403,700
           American Telephone & Telegraph..............................       22,500        1,012,500
           Bell Atlantic Corp..........................................       94,232        5,777,600
           Bell South Corp.............................................       20,000          905,000
           SBC Communications, Inc.....................................       58,516        2,812,425
           US West Communications Group, Inc...........................       25,000        1,306,250
                                                                                          -----------

           ............................................................                   $15,217,475
                                                                                          -----------

                Total value of investments (Cost $42,165,489)..........                    85,073,563
                Excess of cash and other assets over liabilities.......                     3,345,125
                                                                                         ------------
                NET ASSETS.............................................                   $88,418,689
                                                                                          ===========



See Accountant's Review Report.
The accompanying notes are an integral part of the financial statements.

                                COPLEY FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 August 31, 1999
                                   (Unaudited)

ASSETS
     Investments in securities, at value (identified cost $42,165,489)(Note 1)           $ 85,073,563
     Cash         .....................................................                     3,380,838
       Receivables:
       Subscriptions...................................................        6,700
       Trade (Notes 5 & 6).............................................       19,196
       Dividends and interest..........................................      210,411          236,307
                                                                           ---------
     Inventory (Notes 1, 5 and 6)......................................                       199,555
     Other Assets......................................................                             897
                                                                                    -------------------
                  TOTAL ASSETS.........................................                    88,891,160

LIABILITIES
     Payables:
       Trade      .....................................................       10,002
     Accrued income taxes - current....................................       33,451
     Accrued expenses..................................................       55,309
     Deferred income taxes (Notes 1 and 2).............................      373,709
                                                                         -----------

                  TOTAL LIABILITIES....................................                       472,471
                                                                                         ------------

COMMITMENTS AND CONTINGENCIES (NOTE 7)

NET ASSETS        .....................................................                  $ 88,418,689
                                                                                         ============

Net assets consist of:
     Capital paid in                                                                     $ 16,575,949
     Undistributed net investment and operating income.................                    31,219,335
     Accumulated net realized loss on investment transactions..........                   (2,284,669)
     Net unrealized appreciation in value of investments (Note 2)......                    42,908,074
                                                                                         ------------

                  TOTAL................................................                  $ 88,418,689
                                                                                         ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE,
     (2,427,442 shares of $1.00 par value capital stock outstanding)...                      $  36.42
                                                                                             ========





See Accountant's Review Report.
The accompanying notes are an integral part of the financial statements.

                                COPLEY FUND, INC.

                             STATEMENT OF OPERATIONS
                    For the Six Months Ended August 31, 1999
                                   (Unaudited)

INVESTMENT INCOME (Note 1)
     Income
       Dividends  .....................................................   $1,652,556
       Interest   .....................................................       84,818
                                                                       -------------
                  Investment income....................................                   $ 1,737,374

     Expenses
       Investment advisory fee (Note 5)................................      309,050
       Professional fees...............................................       52,808
       Custodian fees..................................................       19,066
       Shareholder servicing costs.....................................       17,015
       Printing   .....................................................       13,602
       Postage and shipping............................................        4,939
       Accounting and pricing service costs............................       20,250
       Directors fees..................................................       12,033
       Blue Sky fees...................................................        8,080
       Telephone                                                                                2,634
       Insurance  .....................................................       36,500
       Office expense and miscellaneous................................        2,296
                                                                        ------------
                  Investment expenses..................................      498,273
                  Less: Investment advisory fee waived.................       30,000          468,273
                                                                         -----------      -----------
                  Net investment income before income taxes............                     1,269,101

OPERATING PROFIT (Notes 2, 5 and 7)
     Gross profit .....................................................       17,664
     Less: Operating expenses..........................................       16,148
                                                                           ---------
                  Net operating profit before income taxes.............                         1,516
                                                                                       --------------

NET INVESTMENT AND OPERATING INCOME BEFORE
     INCOME TAXES......................................................                     1,270,617
     Less provision for income taxes (Notes 2 and 7)...................                        33,451
                                                                                        -------------
       Net investment and operating income.............................                     1,237,166

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS (Notes 2 and 4)
     Realized gain from investment transactions during the year........      291,950
     Increase in unrealized appreciation of investments
       during current year.............................................    3,936,132
                                                                         -----------
       Net realized and unrealized gain/loss on investments............                     4,228,082
                                                                                          -----------

NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS........................................................                   $ 5,465,248
                                                                                          ===========

See Accountant's Review Report.
The accompanying notes are an integral part of the financial statements.

                                COPLEY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                   (Unaudited)
                                                                        Six Months Ended    Year Ended
                                                                            August 31,      February 28.
                                                                             1999              1999
                                                                             ----              ----

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
         Net investment and operating income...........................  $ 1,237,166      $ 2,532,378
         Net realized gain (loss) on investment transactions...........      291,950        (234,435)
         Net change in unrealized appreciation on investments..........     3,936,132       2,071,802
                                                                       --------------  --------------

           Increase (decrease) in net assets resulting from operations.    5,465,248        4,369,745

NET EQUALIZATION (DEBITS) CREDITS (Note 1).............................  (1,444,024)            7,254

CAPITAL SHARE TRANSACTIONS (Note 3)
         Increase (decrease) in net assets resulting from capital
           share transactions..........................................  (2,694,204)            1,741
                                                                         -----------------------------

                  Total increase (decrease) in net assets..............    1,327,020        4,378,740

NET ASSETS
         Beginning of Year.............................................   87,091,669       82,712,929
                                                                        ------------     ------------

         End of Period (including undistributed net investment
         and operating income of $31,219,335 and
         $30,902,222, respectively).................................... $ 88,418,689     $ 87,091,669
                                                                        ============     ============










See Accountant's Review Report.
The accompanying notes are an integral part of the financial statements.

                                COPLEY FUND, INC.

                             STATEMENT OF CASH FLOWS
                    For the Six Months Ended August 31, 1999
                                   (Unaudited)

INCREASE (DECREASE) IN CASH
     Cash flows from operating activities
       Dividends and interest received..................................................      $1,736,269
       Proceeds from disposition of long-term portfolio investments.....................       5,479,768
       Receipts from customers..........................................................          77,178
       Payments of taxes, net...........................................................        (15,282)
       Expenses paid....................................................................       (460,820)
       Purchase of long-term portfolio investments......................................     (5,102,956)
       Payments to suppliers............................................................        (72,575)
                                                                                        ----------------

         Net cash provided by operating activities......................................       1,641,582
                                                                                         ===============

     Cash flows provided by financing activities
       Fund shares sold.................................................................       1,405,155
       Fund shares repurchased..........................................................     (5,499,880)
                                                                                           -------------

         Net cash used by financing activities..........................................     (4,094,725)
                                                                                           =============

              Net decrease in cash......................................................     (2,453,143)
              Cash at beginning of the year.............................................       5,883,981
                                                                                          --------------
              Cash as of August 31, 1999................................................   $   3,380,838
                                                                                           =============

           RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
             OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES

       Net increase in net assets resulting from operations.............................    $  5,465,248
                                                                                            ------------

       Increase in investments..........................................................     (3,826,851)
       Increase in dividends and interest receivable....................................         (1,105)
       Increase in receivables from customers...........................................         (4,294)
       Increase in inventory............................................................        (17,250)
       Increase in income taxes payable-current.........................................          18,168
       Increase in other assets.........................................................             483
       Increase in accrued expenses.....................................................            7,453
                                                                                        -----------------

         Total adjustments..............................................................     (3,823,666)
         Net cash provided by operating activities......................................    $  1,641,582
                                                                                            ============





See Accountant's Review Report.
The accompanying notes are an integral part of the financial statements.

                                COPLEY FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES
     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATION
       Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

     SALES OF SECURITIES
       In determining the net realized gain or loss from sales of securities, the cost of securities sold is determined on the basis of identifying the specific certificates delivered.

     EQUALIZATION
       The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per-share basis to the amount of distributable net investment and operating income on the date of the transaction, is credited or charged to undistributed net investment and operating income.

     DISTRIBUTION
       It is the Fund's policy to manage its assets so as to avoid the necessity of making annual taxable distributions. Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and added to the value of the Fund shares.

     INVENTORY
       Inventory is valued at the lower of cost (determined by the first in/first out method) or market.

     INCOME TAXES
       The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

     OTHER
       Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

                                COPLEY FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                                   (Unaudited)

2.   FEDERAL AND STATE INCOME TAXES

     The income tax provision included in the financial statements is as follows:

         Regular federal tax liability...............    $  26,151
         State tax liability.........................        7,300
                                                       -----------
              .......................................    $  33,451
                                                         =========


     The Fund provides deferred taxes for unrealized appreciation on its investment portfolio to the extent that management anticipates that a liability may exist. The amount of deferred taxes currently available to the Fund is $1,748,613, consisting of $373,709 accumulated general liability and a cumulative alternative minimum tax carryover of $13,74,904. The difference between the effective rate on investment and operating income and the expected statutory rate is due substantially to the use by the Fund of the dividends received deduction.
     In tax years beginning after 1997, a small corporation is no longer subject to the alternative minimum tax. The Fund qualifies as a small corporation as set forth in Internal Revenue Code, Section 55(e). The cumulative alternative minimum tax carryover from prior years may be used to offset a portion of the regular tax liability. In the current six months, the regular federal income tax liability was reduced by $103,452 and the state income tax liability was reduced by $13,500 due to alternative minimum tax carryovers.
     The Fund has $2,284,669 in accumulated capital loss carryforwards which expires as follows: $609,354 on February 29, 2000, $1,440,880 on February 28, 2003 and $234,435 on February 28, 2004.
     The Fund is qualified and currently conducts business in the State of Florida. The Fund is subject to Florida corporate taxes but is not subject to alternative minimum tax in any year which the Fund does not pay a federal alternative minimum tax. Consistent with the federal guidelines, the Fund will be entitled to a credit against a portion of the regular corporate income tax for alternative minimum tax paid in prior fiscal y ears.

     In accordance with FASB-109, Accounting for Income Taxes (applicable for fiscal years commencing after December 31, 1992), the Copley Fund, Inc. has adopted the liability method of accounting for current and deferred tax assets and liabilities.

                                COPLEY FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                                   (Unaudited)

3.   CAPITAL STOCK

       At August 31, 1999, there were 5,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital shares were as follows:



                                      SIX MONTHS ENDED                                 YEAR ENDED
                                        AUGUST 31, 1999                             FEBRUARY 28, 1999
                                 SHARES            AMOUNT                    SHARES                 AMOUNT
                                 ------            ------                    ------                 ------
Shares sold   ...............      37,979       $  1,385,836                 154,149           $  5,345,010
Shares repurchased...........    (155,827)        (5,524,064)               (155,053)            (5,336,015)
                                 ---------      -------------              ----------          -------------

     Net Change..............    (117,848)      $ (4,138,228)                   (904)          $      8,995
                                 =========      ============               =============       ==============

4.   PURCHASES AND SALES OF SECURITIES
       Purchases and sales of securities, other than United States government obligations and short-term notes, aggregated $4,102,956 and $5,479,768, respectively.

5.   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH RELATED PARTIES
       Copley Financial Services Corporation (CFSC), a Massachusetts corporation, serves as investment advisor to the Fund. Irving Levine, Chairman of the Board of the Fund, is the owner of all of the outstanding common stock of CFSC and serves as its President, Treasurer and a member of its Board of Directors.
     Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; .75% of the next $15 million; and .50% on average daily net assets over $40 million.
     Since September 1, 1978, in order to encourage the growth of the net asset value of the Fund by keeping expenses to a minimum, CFSC has waived a portion of the investment advisory fee on the first $15 million of average net assets. CFSC has made no commitment to continue this policy.
     For the six months ended August 31, 1999, the fee for investment advisory service totaled $309,050, less fees of $30,000 voluntarily waived. Also , during the period unaffiliated directors received $12,033 in directors' fees.
     The Fund's operating division, which imports merchandise for resale, places a portion of its merchandise on consignment with a company controlled by Irving Levine. The Fund invoices the consignee when the merchandise is ultimately sold. Sales of merchandise to the affiliate amounted to $76,366 during the period. An amount of $19,196 is receivable in respect to these sales as of August 31, 1999.

6. NOTES PAYABLE
     A $5,000,000 line of credit has been secured for the operating division Fleet National Bank. The assets of the Fund are pledged as security for this line of credit. The amount t currently outstanding on this line is zero.

                                COPLEY FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                                   (Unaudited)

7.   COMMITMENTS AND CONTINGENCIES
     Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation's accumulated taxable income at a rate of 39.6% for years commencing after December 31, 1992.
     Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit is available only if the Fund is not held to be a mere holding or investment company.
     The Internal Revenue Service recently upheld management's position that the Fund is not a mere holding or investment company since the Fund is conducting an operating business. Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000 in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

                                COPLEY FUND, INC.

                              FINANCIAL HIGHLIGHTS


The following table presents information about the Fund's financial history. It is based upon a single share outstanding throughout each fiscal year (which ends on the last day of February).



                                      August    February  February  February  February  February  February  February
                                      31, 1999  28, 1999  28, 1998  28, 1997  29, 1996  28, 1995  28, 1994  28, 1993
                                      --------  --------  --------  --------  --------  --------  --------  --------

Investment and Operating
Income.........................       $0.699    $1.386     $1.371     $1.368     $1.302  $1.194     $1.099   $1.089

Expenses (Including Taxes).....        0.202     0.391      0.490      .0471      0.431   0.405      0.509    0.380
                                       -----    ------     ------      -----      -----   -----      -----    -----
Net Investment and Operating Income    0.497     0.995      0.881      0.897      0.871   0.789      0.590    0.709


Net Realized and Unrealized
   Gain (Loss) on Investments..        1.701     0.722      4.885      0.952      2.840  -0.368     -1.130    3.031
Change in Accounting Estimate..

Net Increase (Decrease) in
   Net Asset Value.............        2.198     1.717      5.766      1.849      3.711   0.421     -0.540    4.890

Net Asset Value
   Beginning of Period (1).....       33.779    32.062     26.296     24.447     20.736  20.315     20.855   15.965

   End of Period (1)...........      $35.977   $33.779    $32.062   $$26.296  $ $24.447 $20.736  $ $20.315  $20.855
                                     =======  ========    =======   ========  ========= =======  =========  =======

Average Annual Total Return....        6.51%     5.36%     21.93%      7.56%     17.89%   2.50%     -2.60%   30.60%

Ratio to Average Net Assets:
   Investment Expenses
         (Excluding Taxes)             1.01%(a)  0.97%      0.95%      1.00%      1.03%   1.09%      1.51%    1.14%
   Net Investment and Operating Income 2.69%(a)  2.98%      3.00%      3.51%      4.79%   3.84%      2.88%    5.93%
Portfolio Turnover.............        6.13%     2.49%     43.01%      9.15%      4.79%  31.00%     10.00%    5.00%

Number of Shares
   Outstanding at End of
   Period (in Thousands).......        2,427    2,545      2,546       2,794     3,161   3,686      3,986    1,945

(1) Based upon average number of shares.
(a) Annualized

COPLEY FUND, INC.
A NO-LOAD FUND

SEMI-ANNUAL REPORT
AUGUST 31, 1999

INVESTMENT ADVISER
COPLEY FINANCIAL SERVICES CORP.
P.O. BOX 3287
FALL RIVER, MASSACHUSETTS 02722

CUSTODIAN
FLEET INVESTMENT SERVICES
111 WESTMINSTER STREET
PROVIDENCE, RHODE ISLAND 02903

TRANSFER AGENT
AMERITOR FINANCIAL CORP.
1730 K ST., N.W. - SUITE 904
WASHINGTON, D.C. 20006
TEL. (202) 223-1000
TEL. (800) 424-8570

GENERAL COUNSEL
ROBERTS AND HENRY
504 TALBOT STREET
ST. MICHAELS, MARYLAND 21663

AUDITORS
ROY G. HALE, C.P.A.
624 CLARKS RUN ROAD
LA PLATA, MARYLAND 20646





COPLEY FUND, INC.
A NO-LOAD FUND